SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 9, 2002

PAN PACIFIC RETAIL PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13243	33-0752457
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1631-B South Melrose Drive,		92083
Vista, California		(Zip Code)
(Address of principal executive offices)

(760) 727-1002
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure.

On August 9, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 with the Securities and Exchange Commission.

Accompanying the Quarterly Report is the certification of Stuart A. Tanz, the Registrant’s Chief Executive Officer, and Joseph B. Tyson, the Registrant’s Chief Financial Officer, pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002. The text of each certification is set forth below:

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Pan Pacific Retail Properties, Inc., a Maryland corporation (the “Company”), hereby certify, to his knowledge, that:

(i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002, (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STUART A. TANZ
Stuart A. Tanz President, Chief Executive Officer and Chairman

/s/ JOSEPH B. TYSON
Joseph B. Tyson Executive Vice President, Chief Financial Officer and Secretary

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350, and is not being filed as part of the Report or as a separate disclosure document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAN PACIFIC RETAIL PROPERTIES, INC.

Date: August 9, 2002	By:	/s/ JOSEPH B. TYSON
Joseph B. Tyson Executive Vice President, Chief Financial Officer and Secretary